UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-8081

Name of Fund:  MuniHoldings Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniHoldings Fund, Inc., 800 Scudders Mill Road, Plainsboro,
     NJ, 08536.  Mailing address:  P.O. Box 9011, Princeton,
     NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 04/30/05

Date of reporting period: 05/01/04 - 10/31/04

Item 1 - Report to Stockholders


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Merrill Lynch Investment Managers


www.mlim.ml.com


MuniHoldings Fund, Inc.


Semi-Annual Report
October 31, 2004



MuniHoldings Fund, Inc. seeks to provide shareholders with current income exempt from federal income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



MuniHoldings Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



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MuniHoldings Fund, Inc.


The Benefits and Risks of Leveraging


MuniHoldings Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments.
To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issue of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of October 31, 2004, the percentage of the Fund's total net assets invested in inverse floaters was 1.31%, before the deduction of Preferred Stock.


Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreement may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



MUNIHOLDINGS FUND, INC., OCTOBER 31, 2004



A Letter From the President


Dear Shareholder

As we ended the current reporting period, the financial markets were facing a number of uncertainties. At the top of investors' minds were questions about economic expansion, corporate earnings, interest rates and inflation, politics, oil prices and terrorism.

After benefiting from aggressive monetary and fiscal policy stimulus, some fear the U.S. economy has hit a "soft patch." In fact, economic expansion has slowed somewhat in recent months, but we believe it is easing into a pace of growth that is sustainable and healthy. The favorable economic environment has served to benefit American corporations, which have continued to post strong earnings. Although the most impressive results were seen earlier in the year, solid productivity, improved revenue growth and cost discipline all point to a vital corporate sector.

In terms of inflation and interest rates, the Federal Reserve Board (the Fed) has signaled its confidence in the economic recovery by increasing the Federal Funds target rate four times in the past several months, from 1% to 2% as of the November 10 Federal Open Market Committee meeting. Inflation, for its part, has remained in check. Investors and economists are focused on how quickly Fed policy will move from here.

With the presidential election now behind us, any politically provoked market angst should subside to some extent. The effect of oil prices, however, is more difficult to predict. At around $50 per barrel, the price of oil is clearly a concern. However, on an inflation-adjusted basis and considering modern usage levels, the situation is far from the crisis proportions we saw in the 1980s. Finally, although terrorism and geopolitical tensions are realities we are forced to live with today, history has shown us that the financial effects of any single event tend to be short-lived.

Amid the uncertainty, the Lehman Brothers Municipal Bond Index posted a 12-month return of +6.03% and a six-month return of +4.79% as of October 31, 2004. Long-term bond yields were slightly lower at October 31, 2004 than they were a year earlier. As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key during uncertain times is to remain focused on the big picture. Investment success comes not from reacting to short-term volatility, but from maintaining a long-term perspective and adhering to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MUNIHOLDINGS FUND, INC., OCTOBER 31, 2004



A Discussion With Your Fund's Portfolio Manager


The Fund outperformed its comparable Lipper category average and was effectively able to enhance yield while preserving net asset value in a volatile interest rate environment.


Describe the recent market environment relative to municipal bonds.

Long-term bond yields declined sharply during the past six months, while bond prices, which move in the opposite direction, rose.
Somewhat surprisingly, these gains came as the U.S. economy continued to improve.

In June, the Federal Reserve Board (the Fed) raised its short-term interest rate target to 1.25%, its first rate increase in more than four years. In an accompanying statement, however, the Fed made it clear that it planned to pursue a "measured" series of interest rate hikes. The prospect for a moderate sequence of interest rate hikes supported higher bond prices (and lower yields) for the remainder of the six-month period, despite additional Fed interest rate increases in August and September. By October 31, 2004, the 30-year Treasury bond yield stood at 4.79%, 50 basis points (.50%) lower than six months earlier. The yield on the 10-year U.S. Treasury note was 4.02%, 48 basis points lower.

In the tax-exempt market, yields on long-term revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell 31 basis points during the past six months. According to Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined 33 basis points to 4.60%. Yields on 10-year AAA-rated issues fell 56 basis points to 3.40%.

More than $190 billion in new long-term tax-exempt bonds was issued in the past six months, a decline of nearly 8% compared to the same period a year ago. The declining supply amid favorable demand allowed tax-exempt bond prices to register significant gains in the past six months, performing in line with their taxable counterparts.

We expect new municipal issuance to be manageable for the rest of 2004, which should continue to support the tax-exempt market's favorable technical position. Long-term tax-exempt bond yields have continued to be between 88% and 93% of equivalent Treasury bond yields, above their recent historic average of 85% to 88%.
These attractive yield ratios should continue to attract traditional and non-traditional investors to the municipal market, and allow tax-exempt bonds to outperform their taxable counterparts in the coming months.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended October 31, 2004, the Common Stock of MuniHoldings Fund, Inc. had net annualized yields of 7.11% and 7.14%, based on a period-end per share net asset value of $16.07 and a per share market price of $16.00, respectively, and $.576 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +7.38%, based on a change in per share net asset value from $15.54 to $16.07, and assuming reinvestment of ordinary income dividends.

The Fund's total return, based on net asset value, surpassed its comparable Lipper category of General Municipal Debt Funds (Leveraged), which had an average return of +6.58% for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues rated in the top four credit-rating categories.
These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) We attribute the Fund's outperformance to our focus on enhancing the portfolio's yield, with credit selection driven by our team of 12 full-time credit analysts. In addition, we maintained the Fund's exposure to the high-yield portion of the market, that being credit spreads, which enjoyed strong performance during the period as investors became increasingly comfortable assuming risk. Owning these higher-yielding bonds helped boost the portfolio's yield and total return as municipal credit spreads tightened.



MUNIHOLDINGS FUND, INC., OCTOBER 31, 2004



For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

During the past six months, we reduced the portfolio's exposure to spread product, generally lower-rated securities with higher yields. Securities rated BBB and below significantly outperformed the broader municipal market during the past 18 months, and we took the opportunity to realize gains and reduce the portfolio's exposure to these bonds by nearly 5%. We reinvested proceeds from these sales into higher-grade securities, which appear to offer better relative value in our view.

New purchases during the past six months concentrated on California and New Jersey bonds, both of which we found could be purchased at relatively inexpensive levels. In California, we favored insured unified school district bonds that have the potential to be refunded. When a bond is refunded, the price will increase significantly as the effective maturity is reduced to the first call date. In New Jersey, an increase in the supply of municipal bonds caused a temporarily weak technical market, offering us a favorable buying opportunity.

For the six-month period ended October 31, 2004, the Fund's Auction Market Preferred Stock (AMPS) had an average yield of 1.13% for Series A and 1.13% for Series B. These attractive funding levels, in combination with a positively sloped yield curve, continued to provide a generous income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. While the Fed is likely to continue raising short-term interest rates, the increases are expected to be gradual and should not have an immediate material impact on the positive advantage leverage has had on the Fund's Common Stock yield. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 33.16% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

At period end, our primary focus was on maintaining the portfolio's current yield and protecting the Fund's net asset value in case of a future rise in interest rates. We expect the economy to continue to strengthen over the next several quarters, pushing rates slightly higher. Against this backdrop, we will continue to reduce our exposure to spread product and, within three months to six months, expect to have established a neutral portfolio weighting in this area of the market.


Robert A. DiMella, CFA
Vice President and Portfolio Manager


November 11, 2004



MUNIHOLDINGS FUND, INC., OCTOBER 31, 2004


Schedule of Investments                                                                                      (In Thousands)

                   S&P       Moody's     Face
State              Ratings   Ratings   Amount   Municipal Bonds                                                     Value
Alabama--0.9%      BBB       NR*     $  1,750   Camden, Alabama, IDB, Exempt Facilities Revenue Bonds
                                                (Weyerhaeuser Company), Series A, 6.125% due 12/01/2024          $    1,887

Arizona--2.9%      NR*       Ba1        2,300   Maricopa County, Arizona, IDA, Education Revenue Bonds
                                                (Arizona Charter Schools Project 1), Series A, 6.75% due
                                                7/01/2029                                                             2,283
                   BBB-      Baa3       1,200   Maricopa County, Arizona, Pollution Control Corporation,
                                                PCR, Refunding (El Paso Electric Company Project), Series A,
                                                6.25% due 5/01/2037                                                   1,229
                   NR*       Caa2       3,000   Phoenix, Arizona, IDA, Airport Facility Revenue Refunding
                                                Bonds (America West Airlines Inc. Project), AMT, 6.30% due
                                                4/01/2023                                                             2,211
                   NR*       NR*          760   Show Low, Arizona, Improvement District No. 5, Special
                                                Assessment Bonds, 6.375% due 1/01/2015                                  798

Arkansas--1.4%                                  University of Arkansas, University Construction Revenue
                                                Bonds (UAMS Campus), Series B (h):
                   NR*       Aaa        2,000       5% due 11/01/2023                                                 2,112
                   NR*       Aaa        1,000       5% due 11/01/2034                                                 1,024

California--21.6%  NR*       NR*          875   Agua Caliente Band of Cahuilla Indians, California, Casino
                                                Revenue Bonds, 5.60% due 7/01/2013                                      892
                   AAA       Aaa        2,965   California Infrastructure and Economic Development Bank,
                                                Insured Revenue Bonds (Rand Corporation), Series A, 5.50%
                                                due 4/01/2032 (a)                                                     3,203
                   BBB+      A2         7,000   California State Department of Water Resources, Power Supply
                                                Revenue Bonds, Series A, 5.25% due 5/01/2020                          7,567
                   A         A3         3,000   California State, GO, Refunding, 5.375% due 10/01/2027                3,194
                   A-        Baa1       6,800   California State Public Works Board, Lease Revenue Bonds
                                                (Department of Corrections), Series C, 5.25% due 6/01/2028            7,092
                   A         A3         2,500   California State, Various Purpose, GO, 5.50% due 4/01/2028            2,702
                   A         A3         3,870   California Statewide Communities Development Authority,
                                                Health Facility Revenue Bonds (Memorial Health Services),
                                                Series A, 6% due 10/01/2023                                           4,173
                                                Golden State Tobacco Securitization Corporation of California,
                                                Tobacco Settlement Revenue Bonds:
                   BBB       Baa3       1,165       Series A-3, 7.875% due 6/01/2042                                  1,256
                   A-        Baa1       3,000       Series B, 5.75% due 6/01/2021                                     3,183
                   A-        Baa1       1,670       Series B, 5.625% due 6/01/2033                                    1,789
                   AAA       Aaa        4,255   Los Angeles, California, Unified School District, GO, Series A,
                                                5% due 1/01/2028 (h)                                                  4,403
                                                Montebello, California, Unified School District, GO (b):
                   AAA       Aaa        2,405       5.61%** due 8/01/2022                                             1,016
                   AAA       Aaa        2,455       5.61%** due 8/01/2023                                               970
                   AAA       Aaa        2,095   Oceanside, California, Unified School District, GO
                                                (Election of 2000), Series C, 5.25% due 8/01/2032 (h)                 2,206
                   AA        Aa3        3,950   Sacramento County, California, Sanitation District Financing
                                                Authority, Revenue Refunding Bonds, RIB, Series 366, 9.692%
                                                due 12/01/2027 (f)                                                    4,349

Colorado--2.7%     NR*       NR*        2,645   Elk Valley, Colorado, Public Improvement Revenue Bonds
                                                (Public Improvement Fee), Series A, 7.35% due 9/01/2031               2,769
                   AA        NR*        3,000   Interlocken, Colorado, GO, Refunding (Metropolitan District),
                                                Series A, 5.75% due 12/15/2019 (c)                                    3,291

Connecticut--2.4%  BBB-      Baa3       2,165   Connecticut State Development Authority, Airport Facility
                                                Revenue Bonds (LearJet Inc. Project), AMT, 7.95% due 4/01/2026        2,466
                   NR*       NR*        2,735   Connecticut State Development Authority, IDR (AFCO Cargo
                                                BDL-LLC Project), AMT, 8% due 4/01/2030                               2,856

Florida--5.2%      BBB-      Baa3       1,430   Broward County, Florida, Airport Exempt Facility Revenue
                                                Bonds (Learjet Inc. Project), AMT, 7.50% due 11/01/2020               1,585
                                                Midtown Miami, Florida, Community Development District,
                                                Special Assessment Revenue Bonds:
                   NR*       NR*        2,250       Series A, 6.25% due 5/01/2037                                     2,329
                   NR*       NR*        1,300       Series B, 6.50% due 5/01/2037                                     1,358



Portfolio Abbreviations


To simplify the listings of MuniHoldings Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
EDA      Economic Development Authority
GO       General Obligation Bonds
HDA      Housing Development Authority
IDA      Industrial Development Authority
IDB      Industrial Development Board
IDR      Industrial Development Revenue Bonds
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
VRDN     Variable Rate Demand Notes



MUNIHOLDINGS FUND, INC., OCTOBER 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

                   S&P       Moody's     Face
State              Ratings   Ratings   Amount   Municipal Bonds                                                     Value
Florida            A         A2      $  3,225   Orange County, Florida, Health Facilities Authority,
(concluded)                                     Hospital Revenue Bonds (Orlando Regional Healthcare),
                                                6% due 12/01/2028                                                $    3,471
                   NR*       NR*        1,000   Orlando, Florida, Urban Community Development District,
                                                Capital Improvement Special Assessment Bonds, Series A,
                                                6.95% due 5/01/2033                                                   1,062
                   NR*       NR*        1,700   Preserve at Wilderness Lake, Florida, Community Development
                                                District, Capital Improvement Bonds, Series A, 5.90% due
                                                5/01/2034                                                             1,708

Georgia--0.9%      NR*       NR*        1,750   Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic
                                                Station Project), 7.90% due 12/01/2024                                1,898

Illinois--3.3%     NR*       B2           790   Beardstown, Illinois, IDR (Jefferson Smurfit Corp. Project),
                                                8% due 10/01/2016                                                       839
                   CCC       Caa2       1,000   Chicago, Illinois, O'Hare International Airport, Special
                                                Facility Revenue Refunding Bonds (American Airlines Inc. Project),
                                                8.20% due 12/01/2024                                                    730
                   NR*       NR*        1,200   Chicago, Illinois, Special Assessment Bonds (Lake Shore East),
                                                6.75% due 12/01/2032                                                  1,245
                   AA        Aa2        4,000   Illinois HDA, Homeowner Mortgage Revenue Bonds, AMT, Sub-Series
                                                C-2, 5.35% due 2/01/2027                                              4,104
                   A-1+      VMIG-1++     500   Illinois Health Facilities Authority, Revenue Refunding Bonds
                                                (Resurrection Health Care), VRDN, Series A, 1.75% due
                                                5/15/2029 (e)(g)                                                        500

Indiana--4.3%      NR*       NR*        8,985   Allen County, Indiana, Redevelopment District Tax Increment
                                                Revenue Bonds (General Motors Development Area), 7%** due
                                                11/15/2013                                                            5,448
                   AAA       Aaa        3,750   Indiana Transportation Finance Authority, Highway Revenue
                                                Bonds, Series A, 5.25% due 6/01/2029 (b)                              3,979

Kentucky--1.0%     AAA       Aaa        2,000   Louisville and Jefferson Counties, Kentucky, Metropolitan
                                                Sewer District, Sewer and Drain System Revenue Bonds, Series A,
                                                5.50% due 5/15/2034 (h)                                               2,176

Maryland--4.9%     AAA       NR*        1,875   Anne Arundel County, Maryland, Special Obligation Revenue Bonds
                                                (Arundel Mills Project), 7.10% due 7/01/2009 (i)                      2,264
                                                Maryland State Economic Development Corporation, Student Housing
                                                Revenue Bonds (University of Maryland College Park Project):
                   NR*       Baa3       1,760       6% due 6/01/2021                                                  1,916
                   NR*       Baa3       1,700       6.50% due 6/01/2027                                               1,855
                   NR*       NR*        2,750   Maryland State Energy Financing Administration, Limited
                                                Obligation Revenue Bonds (Cogeneration--AES Warrior Run),
                                                AMT, 7.40% due 9/01/2019                                              2,814
                   NR*       A2         2,000   Maryland State Health and Higher Educational Facilities
                                                Authority Revenue Bonds (Calvert Health System), 5.50% due
                                                7/01/2036                                                             2,079

Massachusetts--    BB+       NR*        1,000   Massachusetts State Development Finance Agency, Revenue
0.4%                                            Refunding Bonds (Eastern Nazarene College), 5.625% due 4/01/2029        861

Michigan--2.1%     A         NR*        1,400   Flint, Michigan, Hospital Building Authority, Revenue Refunding
                                                Bonds (Hurley Medical Center), Series A, 6% due 7/01/2020             1,537
                   A-        A3         3,055   Michigan State Strategic Fund, Limited Obligation Revenue
                                                Refunding Bonds (Detroit Edison Pollution Control), AMT, Series B,
                                                5.65% due 9/01/2029                                                   3,163

Minnesota--1.7%    A-        NR*        3,500   Minneapolis, Minnesota, Community Development Agency, Supported
                                                Development Revenue Refunding Bonds, Series G-3, 5.45% due
                                                12/01/2031                                                            3,662

Mississippi--4.6%  BBB-      Ba1        7,675   Claiborne County, Mississippi, PCR, Refunding (System Energy
                                                Resources Inc. Project), 6.20% due 2/01/2026                          7,676
                   BBB-      Ba1        2,500   Mississippi Business Finance Corporation, Mississippi, PCR,
                                                Refunding (System Energy Resources Inc. Project), 5.90% due
                                                5/01/2022                                                             2,526

Missouri--1.6%     NR*       NR*        2,000   Fenton, Missouri, Tax Increment Revenue Refunding and
                                                Improvement Bonds (Gravois Bluffs), 7% due 10/01/2021                 2,164
                   BBB+      Baa1       1,400   Missouri State Development Finance Board, Infrastructure
                                                Facilities Revenue Refunding Bonds (Branson), Series A,
                                                5.50% due 12/01/2032                                                  1,446

Nevada--1.4%       AAA       Aaa        3,000   Clark County, Nevada, IDR (Power Company Project), AMT,
                                                Series A, 6.70% due 6/01/2022 (b)                                     3,104

New Jersey--10.0%                               New Jersey EDA, Cigarette Tax Revenue Bonds:
                   BBB       Baa2       5,385       5.75% due 6/15/2029                                               5,522
                   BBB       Baa2       2,280       5.75% due 6/15/2034                                               2,340
                                                New Jersey EDA, Retirement Community Revenue Bonds, Series A:
                   NR*       NR*        1,475       (Cedar Crest Village Inc. Facility), 7.25% due 11/15/2031         1,510
                   NR*       NR*        3,600       (Seabrook Village Inc.), 8.25% due 11/15/2030                     3,897
                                                New Jersey EDA, Special Facility Revenue Bonds (Continental
                                                Airlines Inc. Project), AMT:
                   B         Caa2       1,000       6.625% due 9/15/2012                                                886
                   B         Caa2       2,950       6.25% due 9/15/2029                                               2,137


MUNIHOLDINGS FUND, INC., OCTOBER 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

                   S&P       Moody's     Face
State              Ratings   Ratings   Amount   Municipal Bonds                                                     Value
New Jersey         NR*       Baa1    $  3,325   New Jersey Health Care Facilities Financing Authority
(concluded)                                     Revenue Bonds (South Jersey Hospital), 6% due 7/01/2026          $    3,520
                   BBB       Baa3       2,315   Tobacco Settlement Financing Corporation of New Jersey
                                                Revenue Bonds, 7% due 6/01/2041                                       2,312

New Mexico--1.0%   BBB       Baa2       2,000   Farmington, New Mexico, PCR, Refunding (Public Service
                                                Company-San Juan Project), Series A, 6.30% due 12/01/2016             2,178

New York--22.3%    NR*       NR*        1,320   Dutchess County, New York, IDA, Civic Facility Revenue
                                                Refunding Bonds (Saint Francis Hospital), Series A, 7.50%
                                                due 3/01/2029                                                         1,311
                   NR*       NR*          535   New York City, New York, City IDA, Civic Facility Revenue
                                                Bonds, Series C, 6.80% due 6/01/2028                                    554
                   BB-       Ba2        1,110   New York City, New York, City IDA, Special Facility Revenue
                                                Bonds (British Airways PLC Project), AMT, 7.625% due 12/01/2032       1,103
                   AAA       Aaa       11,000   New York City, New York, GO, Refunding, Series G, 5.75% due
                                                2/01/2006 (b)(i)                                                     11,648
                                                New York City, New York, GO, Series F (h):
                   AAA       A2         7,635       6% due 8/01/2006 (i)                                              8,295
                   AAA       A2         2,365       6% due 8/01/2016                                                  2,563
                                                New York City, New York, Sales Tax Asset Receivable Corporation
                                                Revenue Bonds, Series A (a):
                   AAA       Aaa        3,970       5.25% due 10/15/2027                                              4,266
                   AAA       Aaa        2,500       5% due 10/15/2029                                                 2,591
                   AAA       Aaa        2,715   New York State Dormitory Authority Revenue Bonds (School
                                                Districts Financing Program), Series D, 5.25% due 10/01/2023 (h)      2,919
                                                Tobacco Settlement Financing Corporation of New York Revenue
                                                Bonds:
                   AA-       A3         3,150       Series A-1, 5.50% due 6/01/2018                                   3,465
                   AAA       Aaa        3,000       Series A-1, 5.25% due 6/01/2022 (a)                               3,230
                   AA-       A3         3,500       Series C-1, 5.50% due 6/01/2017                                   3,831
                   AA-       A3         1,400       Series C-1, 5.50% due 6/01/2022                                   1,522
                   NR*       NR*        2,080   Westchester County, New York, IDA, Continuing Care Retirement,
                                                Mortgage Revenue Bonds (Kendal on Hudson Project), Series A,
                                                6.50% due 1/01/2034                                                   2,118

North Carolina--   NR*       Baa1       1,000   North Carolina Medical Care Commission, Health Care Housing
0.5%                                            Revenue Bonds (The ARC of North Carolina Projects), Series A,
                                                5.80% due 10/01/2034                                                  1,013

Oklahoma--0.9%                                  Tulsa, Oklahoma, Municipal Airport Trust, Revenue Refunding
                                                Bonds (AMR Corporation), AMT, Series A:
                   B-        Caa2         570       5.80% due 6/01/2035                                                 570
                   B-        Caa2       1,425       5.375% due 12/01/2035                                             1,359

Oregon--0.9%       NR*       NR*        2,050   Western Generation Agency, Oregon, Cogeneration Project Revenue
                                                Bonds (Wauna Cogeneration Project), AMT, Series B, 7.40% due
                                                1/01/2016                                                             2,087

Pennsylvania--     NR*       NR*        3,500   Pennsylvania Economic Development Financing Authority, Exempt
7.2%                                            Facilities Revenue Bonds (National Gypsum Company), AMT,
                                                Series B, 6.125% due 11/01/2027                                       3,631
                   NR*       NR*          725   Philadelphia, Pennsylvania, Authority for IDR, Commercial
                                                Development, 7.75% due 12/01/2017                                       741
                   NR*       NR*        4,000   Philadelphia, Pennsylvania, Authority for IDR, Refunding,
                                                Commercial Development (Days Inn), Series B, 6.50% due
                                                10/01/2027                                                            4,071
                                                Philadelphia, Pennsylvania, Authority for Industrial Development,
                                                Senior Living Revenue Bonds:
                   NR*       Baa2       1,105       (Arbor House Inc. Project), Series E, 6.10% due 7/01/2033         1,071
                   NR*       Baa2       1,245       (Saligman House Project), Series C, 6.10% due 7/01/2033           1,208
                   A-1+      VMIG-1++   1,100   Philadelphia, Pennsylvania, Water and Wastewater Revenue
                                                Refunding Bonds, VRDN, .75% due 6/15/2023 (e)(g)                      1,100
                   A-        NR*        3,500   Sayre, Pennsylvania, Health Care Facilities Authority Revenue
                                                Bonds (Guthrie Health Issue), Series B, 7.125% due 12/01/2031         4,112

Rhode Island--     BBB       Baa2       2,820   Rhode Island State Health and Educational Building Corporation,
1.4%                                            Hospital Financing Revenue Bonds (Lifespan Obligation Group),
                                                6.50% due 8/15/2032                                                   2,999

South Carolina--   BBB+      Baa2       3,020   Medical University, South Carolina, Hospital Authority,
1.4%                                            Hospital Facilities Revenue Refunding Bonds, Series A,
                                                6.375% due 8/15/2027                                                  3,206

Tennessee--6.2%    NR*       NR*        4,500   Hardeman County, Tennessee, Correctional Facilities Corporation
                                                Revenue Bonds, 7.75% due 8/01/2017                                    4,713
                                                Shelby County, Tennessee, Health, Educational and Housing
                                                Facility Board, Hospital Revenue Refunding Bonds (Methodist
                                                Healthcare):
                   A-        A3         2,730       6.50% due 9/01/2012 (i)                                           3,330
                   A-        A3         1,845       6.50% due 9/01/2026 (j)                                           2,233
                   NR*       Aa2        3,400   Tennessee Educational Loan Revenue Bonds (Educational
                                                Funding South Inc.), AMT, Senior Series B, 6.20% due 12/01/2021       3,538


MUNIHOLDINGS FUND, INC., OCTOBER 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

                   S&P       Moody's     Face
State              Ratings   Ratings   Amount   Municipal Bonds                                                     Value
Texas--21.4%       BBB-      Baa3    $  4,000   Austin, Texas, Convention Center Revenue Bonds (Convention
                                                Enterprises Inc.), First Tier, Series A, 6.70% due 1/01/2028     $    4,252
                   A-1+      VMIG-1++   2,000   Bell County, Texas, Health Facilities Development Corporation,
                                                Hospital Revenue Bonds (Scott & White Memorial Hospital),
                                                VRDN, Series 2001-1, 1.74% due 8/15/2031 (g)(h)                       2,000
                                                Brazos River Authority, Texas, PCR, Refunding (TXU Energy
                                                Company LLC Project):
                   BBB       Baa2         900       AMT, Series C, 6.75% due 10/01/2038                                 960
                   BBB-      Baa2       1,000       Series B, 4.75% due 5/01/2029                                     1,032
                   BBB-      NR*        2,340   Brazos River Authority, Texas, Revenue Refunding Bonds (Reliant
                                                Energy Inc. Project), Series B, 7.75% due 12/01/2018                  2,562
                   A         A3         3,875   Brazos River, Texas, Harbor Navigation District, Brazoria
                                                County Environmental Revenue Refunding Bonds (Dow Chemical
                                                Company Project), AMT, Series A-7, 6.625% due 5/15/2033               4,281
                   A-1+      NR*        8,500   Harris County, Texas, Health Facilities Development Corporation,
                                                Revenue Refunding Bonds (Methodist Hospital), VRDN, 1.74% due
                                                12/01/2032 (g)                                                        8,500
                   NR*       NR*        1,800   Houston, Texas, Health Facilities Development Corporation,
                                                Retirement Facility Revenue Bonds (Buckingham Senior Living
                                                Community), Series A, 7.125% due 2/15/2034                            1,863
                   A-        A3         3,000   Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                                Semiconductor), AMT, 6.375% due 4/01/2027                             3,246
                   BBB-      Ba2        1,485   Matagorda County, Texas, Navigation District Number 1, Revenue
                                                Refunding Bonds (Reliant Energy Inc.), Series C, 8% due 5/01/2029     1,649
                   BB        Ba2        1,425   Port Corpus Christi, Texas, Individual Development Corporation,
                                                Environmental Facilities Revenue Bonds (Citgo Petroleum
                                                Corporation Project), AMT, 8.25% due 11/01/2031                       1,524
                   B-        Ba3        5,000   Port Corpus Christi, Texas, Revenue Refunding Bonds (Celanese
                                                Project), Series A, 6.45% due 11/01/2030                              4,841
                   AAA       Aaa        7,020   Texas State Department of Housing and Community Affairs,
                                                Residential Mortgage Revenue Bonds, AMT, Series A, 5.70% due
                                                1/01/2033 (d)                                                         7,370
                   AAA       Aaa        3,140   Texas State Department of Housing and Community Affairs,
                                                Residential Mortgage Revenue Refunding Bonds, AMT, Series B,
                                                5.25% due 7/01/2022 (d)                                               3,265

Vermont--1.1%      BBB+      NR*        2,370   Vermont Educational and Health Buildings, Financing Agency
                                                Revenue Bonds (Developmental and Mental Health), Series A,
                                                6% due 6/15/2017                                                      2,480

Virginia--8.2%     BBB+      A3         1,150   Chesterfield County, Virginia, IDA, PCR (Virginia Electric
                                                and Power Company), Series A, 5.875% due 6/01/2017                    1,273
                   AAA       Aaa        7,000   Fairfax County, Virginia, EDA, Resource Recovery Revenue
                                                Refunding Bonds, AMT, Series A, 6.10% due 2/01/2011 (a)               8,012
                                                Pocahontas Parkway Association, Virginia, Toll Road Revenue
                                                Bonds:
                   NR*       B1         5,700       First Tier, Sub-Series C, 6.25%** due 8/15/2029                     770
                   BB        Ba2        4,250       Senior-Series A, 5.50% due 8/15/2028                              3,857
                   BB        Ba2        1,500       Senior-Series B, 8.40%** due 8/15/2029                              293
                   BB        Ba2          300       Senior-Series B, 8.80%** due 8/15/2030                               55
                   AAA       Aaa        3,905   Virginia State, HDA, Commonwealth Mortgage Revenue Bonds,
                                                Series J, Sub-Series J-1, 5.20% due 7/01/2019 (h)                     4,055

Washington--0.6%   NR*       NR*        1,415   Seattle, Washington, Housing Authority Revenue Bonds (Replacement
                                                Housing Project), 6.125% due 12/01/2032                               1,401

West Virginia--    B-        B2         1,000   Princeton, West Virginia, Hospital Revenue Refunding Bonds
0.4%                                            (Community Hospital Association Inc. Project), 6% due 5/01/2019         787

Wisconsin--2.2%    AAA       Aaa        2,000   Evansville, Wisconsin, Community School District, GO, Refunding,
                                                5.50% due 4/01/2020 (b)                                               2,234
                                                Wisconsin State Health and Educational Facilities Authority
                                                Revenue Bonds:
                   NR*       NR*          825       (New Castle Place Project), Series A, 7% due 12/01/2031             838
                   BBB+      NR*        1,755       (Synergyhealth Inc.), 6% due 11/15/2032                           1,846

Wyoming--1.4%      BB+       Ba3        3,000   Sweetwater County, Wyoming, Solid Waste Disposal Revenue
                                                Bonds (FMC Corporation Project), AMT, Series B, 6.90% due
                                                9/01/2024                                                             3,049

Virgin Islands--   BBB-      Baa3       4,650   Virgin Islands Government Refinery Facilities, Revenue Refunding
2.3%                                            Bonds (Hovensa Coker Project), AMT, 6.50% due 7/01/2021               5,080

                                                Total Municipal Bonds (Cost--$322,708)--152.7%                      338,495


MUNIHOLDINGS FUND, INC., OCTOBER 31, 2004


Schedule of Investments (concluded)                                                                          (In Thousands)

                                       Shares
                                         Held   Short-Term Securities                                               Value
                                            9   Merrill Lynch Institutional Tax-Exempt Fund (k)                  $        9

                                                Total Short-Term Securities (Cost--$9)--0.0%                              9

                   Total Investments (Cost--$322,717***)--152.7%                                                    338,504
                   Liabilities in Excess of Other Assets--(3.1%)                                                    (6,768)
                   Preferred Stock, at Redemption Value--(49.6%)                                                  (110,000)
                                                                                                                 ----------
                   Net Assets Applicable to Common Stock--100.0%                                                 $  221,736
                                                                                                                 ==========

(a) AMBAC Insured.

(b) FGIC Insured.

(c) Radian Insured.

(d) FNMA/GNMA Collateralized.

(e) FSA Insured.

(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2004.

(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2004.

(h) MBIA Insured.

(i) Prerefunded.

(j) Escrowed to maturity.

(k) Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                     (in Thousands)

                                            Net            Dividend
    Affiliate                             Activity          Income

    Merrill Lynch Institutional
    Tax-Exempt Fund                          --              $10


  * Not Rated.

 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

*** The cost and unrealized appreciation/depreciation of investments as of October 31, 2004, as computed for federal income tax purposes, were as follows:

                                                     (in Thousands)

    Aggregate cost                                    $     322,515
                                                      =============
    Gross unrealized appreciation                     $      18,220
    Gross unrealized depreciation                           (2,231)
                                                      -------------
    Net unrealized appreciation                       $      15,989
                                                      =============


 ++ Highest short-term rating by Moody's Investors Service, Inc.

    See Notes to Financial Statements.


Quality Profile


The quality ratings of securities in the Fund as of October 31, 2004 were as follows:


                                               Percent of
                                                 Total
S&P Rating/Moody's Rating                     Investments

AAA/Aaa                                           25.7%
AA/Aa                                              7.1
A/A                                               21.9
BBB/Baa                                           20.4
BB/Ba                                              5.3
B/B                                                2.2
CCC/Caa                                            0.9
NR (Not Rated)                                    16.5
Other*                                              --**

 * Includes portfolio holdings in short-term investments.

** Amount is less than 0.1%.



MUNIHOLDINGS FUND, INC., OCTOBER 31, 2004


Statement of Net Assets

As of October 31, 2004
Assets

               Investments in unaffiliated securities, at value
               (identified cost--$322,708,482)                                                              $   338,494,937
               Investments in affiliated securities, at value (identified cost--$8,893)                               8,893
               Receivables:
                  Interest                                                                $     5,657,856
                  Dividends from affiliates                                                            11         5,657,867
                                                                                          ---------------
               Prepaid expenses                                                                                       1,911
                                                                                                            ---------------
               Total assets                                                                                     344,163,608
                                                                                                            ---------------

Liabilities

               Payables:
                  Securities purchased                                                         12,143,156
                  Investment adviser                                                              174,406
                  Dividends to Common Stock shareholders                                           79,107
                  Other affiliates                                                                  2,283        12,398,952
                                                                                          ---------------
               Accrued expenses                                                                                      28,245
                                                                                                            ---------------
               Total liabilities                                                                                 12,427,197
                                                                                                            ---------------

Preferred Stock

               Preferred Stock, at redemption value, par value $.10 per share
               (2,200 Series A Shares and 2,200 Series B Shares of AMPS* authorized,
               issued and outstanding at $25,000 per share liquidation preference)                              110,000,000
                                                                                                            ---------------

Net Assets Applicable to Common Stock

               Net assets applicable to Common Stock                                                        $   221,736,411
                                                                                                            ===============

Analysis of Net Assets Applicable to Common Stock

               Common Stock, par value $.10 per share (13,801,895 shares issued and
               outstanding)                                                                                  $    1,380,190
               Paid-in capital in excess of par                                                                 204,253,016
               Undistributed investment income--net                                       $     5,170,500
               Accumulated realized capital losses--net                                       (4,853,750)
               Unrealized appreciation--net                                                    15,786,455
                                                                                          ---------------
               Total accumulated earnings--net                                                                   16,103,205
                                                                                                            ---------------
               Total--Equivalent to $16.07 net asset value per share of Common Stock
               (market price--$16.00)                                                                       $   221,736,411
                                                                                                            ===============

                  * Auction Market Preferred Stock.

                    See Notes to Financial Statements.


MUNIHOLDINGS FUND, INC., OCTOBER 31, 2004


Statement of Operations

For the Six Months Ended October 31, 2004
Investment Income

               Interest                                                                                     $     9,594,205
               Dividends from affiliates                                                                              9,522
                                                                                                            ---------------
               Total income                                                                                       9,603,727
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $       892,317
               Commission fees                                                                    138,978
               Accounting services                                                                 58,672
               Professional fees                                                                   27,863
               Transfer agent fees                                                                 24,733
               Printing and shareholder reports                                                    19,371
               Directors' fees and expenses                                                        16,502
               Listing fees                                                                        10,133
               Custodian fees                                                                       9,620
               Pricing fees                                                                         8,041
               Other                                                                               16,807
                                                                                          ---------------
               Total expenses before reimbursement                                              1,223,037
               Reimbursement of expenses                                                          (1,962)
                                                                                          ---------------
               Total expenses after reimbursement                                                                 1,221,075
                                                                                                            ---------------
               Investment income--net                                                                             8,382,652
                                                                                                            ---------------

Realized & Unrealized Gain--Net

               Realized gain on investments--net                                                                  1,646,090
               Change in unrealized appreciation on investments--net                                              5,806,647
                                                                                                            ---------------
               Total realized and unrealized gain--net                                                            7,452,737
                                                                                                            ---------------

Dividends to Preferred Stock Shareholders

               Investment income--net                                                                             (621,808)
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $    15,213,581
                                                                                                            ===============

               See Notes to Financial Statements.


MUNIHOLDINGS FUND, INC., OCTOBER 31, 2004


Statements of Changes in Net Assets
                                                                                            For the Six         For the
                                                                                            Months Ended       Year Ended
                                                                                            October 31,        April 30,
Increase (Decrease) in Net Assets:                                                              2004              2004
Operations

               Investment income--net                                                     $     8,382,652   $    17,258,888
               Realized gain--net                                                               1,646,090         2,349,989
               Change in unrealized appreciation--net                                           5,806,647         3,059,319
               Dividends to Preferred Stock shareholders                                        (621,808)         (973,764)
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                            15,213,581        21,694,432
                                                                                          ---------------   ---------------

Dividends to Common Stock Shareholders

               Investment income--net                                                         (7,949,891)      (15,287,032)
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from dividends to Common Stock
               shareholders                                                                   (7,949,891)      (15,287,032)
                                                                                          ---------------   ---------------

Capital Stock Transactions

               Value of shares issued to Common Stock shareholders in reinvestment
               of dividends                                                                            --           105,221
                                                                                          ---------------   ---------------

Net Assets Applicable to Common Stock

               Total increase in net assets applicable to Common Stock                          7,263,690         6,512,621
               Beginning of period                                                            214,472,721       207,960,100
                                                                                          ---------------   ---------------
               End of period*                                                             $   221,736,411   $   214,472,721
                                                                                          ===============   ===============
                  * Undistributed investment income--net                                  $     5,170,500   $     5,359,547
                                                                                          ===============   ===============

                    See Notes to Financial Statements.


MUNIHOLDINGS FUND, INC., OCTOBER 31, 2004


Financial Highlights

The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                            October 31,              For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                         2004         2004         2003         2002          2001
Per Share Operating Performance

               Net asset value, beginning of period          $    15.54   $    15.07   $    14.50   $    13.76   $    13.16
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                           .61++++     1.25++++     1.25++++         1.17         1.10
               Realized and unrealized gain--net                    .54          .40          .40          .66          .65
               Dividends to Preferred Stock
               shareholders from investment income--net           (.04)        (.07)        (.10)        (.16)        (.32)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    1.11         1.58         1.55         1.67         1.43
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends to Common Stock shareholders
               from investment income--net                        (.58)       (1.11)        (.98)        (.93)        (.83)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $    16.07   $    15.54   $    15.07   $    14.50   $    13.76
                                                             ==========   ==========   ==========   ==========   ==========
               Market price per share, end of period         $    16.00   $    14.43   $    14.43   $    13.38   $    13.18
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return++

               Based on net asset value per share              7.38%+++       10.94%       11.54%       12.64%       11.71%
                                                             ==========   ==========   ==========   ==========   ==========
               Based on market price per share                15.13%+++        7.58%       15.75%        8.51%       12.09%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

               Total expenses, net of reimbursement**            1.14%*        1.14%        1.18%        1.21%        1.27%
                                                             ==========   ==========   ==========   ==========   ==========
               Total expenses**                                  1.14%*        1.15%        1.18%        1.21%        1.27%
                                                             ==========   ==========   ==========   ==========   ==========
               Total investment income--net**                    7.81%*        7.98%        8.40%        8.03%        8.08%
                                                             ==========   ==========   ==========   ==========   ==========
               Amount of dividends to Preferred Stock
               shareholders                                       .58%*         .45%         .66%        1.08%        2.32%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net, to Common Stock
               shareholders                                      7.23%*        7.53%        7.74%        6.95%        5.76%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common & Preferred Stock**

               Total expenses, net of reimbursement               .75%*         .76%         .77%         .78%         .80%
                                                             ==========   ==========   ==========   ==========   ==========
               Total expenses                                     .75%*         .76%         .77%         .78%         .80%
                                                             ==========   ==========   ==========   ==========   ==========
               Total investment income--net                      5.17%*        5.28%        5.47%        5.17%        5.10%
                                                             ==========   ==========   ==========   ==========   ==========


MUNIHOLDINGS FUND, INC., OCTOBER 31, 2004


Financial Highlights (concluded)
                                                            For the Six
                                                            Months Ended
The following per share data and ratios have been derived   October 31,              For the Year Ended April 30,
from information provided in the financial statements.          2004         2004         2003         2002          2001
Ratios Based on Average Net Assets of Preferred Stock

               Dividends to Preferred Stock shareholders         1.13%*         .88%        1.23%        1.96%        3.97%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets applicable to Common Stock,
               end of period (in thousands)                  $  221,736   $  214,473   $  207,960   $  200,091   $  189,787
                                                             ==========   ==========   ==========   ==========   ==========
               Preferred Stock outstanding, end of period
               (in thousands)                                $  110,000   $  110,000   $  110,000   $  110,000   $  110,000
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                20.77%       42.89%       50.68%       62.94%       91.25%
                                                             ==========   ==========   ==========   ==========   ==========

Leverage

               Asset coverage per $1,000                     $    3,016   $    2,950   $    2,891   $    2,819   $    2,725
                                                             ==========   ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

               Series A--Investment income--net              $      141   $      220   $      315   $      492   $    1,016
                                                             ==========   ==========   ==========   ==========   ==========
               Series B--Investment income--net              $      141   $      223   $      302   $      490   $      968
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Do not reflect the effect of dividends to Preferred Stock shareholders.

            ++ Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

          ++++ Based on average shares outstanding.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.



MUNIHOLDINGS FUND, INC., OCTOBER 31, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
MuniHoldings Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MHD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-ended investment companies are valued at their net asset value each business day. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to- market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.



MUNIHOLDINGS FUND, INC., OCTOBER 31, 2004



Notes to Financial Statements (concluded)


(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. The Investment Adviser has agreed to reimburse its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in Merrill Lynch Institutional Tax-Exempt Fund. For the six months ended October 31, 2004, FAM reimbursed the Fund in the amount of $1,962.

For the six months ended October 31, 2004, the Fund reimbursed FAM $3,401 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended October 31, 2004 were $66,309,469 and $67,490,876, respectively.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six month period ended
October 31, 2004 remained constant and during the year ended April 30, 2004 increased by 6,668 as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2004 were as follows: Series A, 1.60% and Series B, 1.45%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended October 31, 2004, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $79,706 as commissions.


5. Capital Loss Carryforward:
On April 30, 2004, the Fund had a net capital loss carryforward of $6,374,791, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $.096000 per share on November 29, 2004 to shareholders of record on November 12, 2004.



MUNIHOLDINGS FUND, INC., OCTOBER 31, 2004


Proxy Results

During the six-month period ended October 31, 2004, MuniHoldings
Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 25, 2004. A description of the proposal and number of shares voted are as follows:

                                                                 Shares Voted     Shares Withheld
                                                                     For            From Voting
1. To elect the Fund's Directors:    Terry K. Glenn               13,065,619          249,869
                                     Cynthia A. Montgomery        13,066,730          248,758
                                     Kevin A. Ryan                13,052,183          263,305
                                     Roscoe S. Suddarth           13,058,150          257,338
                                     Edward D. Zinbarg            13,054,133          261,355


During the six-month period ended October 31, 2004, MuniHoldings
Fund, Inc.'s Preferred Stock shareholders (Series A & B) voted on the following proposal. The proposal was approved at a shareholders' meeting on August 25, 2004. A description of the proposal and number of shares voted are as follows:

                                                                 Shares Voted     Shares Withheld
                                                                     For            From Voting
1. To elect the Fund's Board of Directors: Terry K. Glenn,
   Ronald W. Forbes, Cynthia A. Montgomery, Kevin A. Ryan,
   Roscoe S. Suddarth, Richard R. West and Edward D. Zinbarg        4,295                0



Dividend Policy


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



MUNIHOLDINGS FUND, INC., OCTOBER 31, 2004


Officers and Directors


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Robert A. DiMella, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street - 11 East
New York, NY 10286


Preferred Stock:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286


NYSE Symbol
MHD


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MUNIHOLDINGS FUND, INC., OCTOBER 31, 2004


Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniHoldings Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniHoldings Fund, Inc.


Date: December 13, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniHoldings Fund, Inc.


Date: December 13, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniHoldings Fund, Inc.


Date: December 13, 2004